SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report   December 13, 2001

             Date of earliest event reported   November 28, 2001

                          Stevens International, Inc.
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            (Exact name of registrant as specified in its charter)


            Delaware                 1-9603              75-2159407
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 (State or other jurisdiction      (Commission          (IRS Employer
      Of incorporation)            File Number)       Identification No.)

               5700 E. Belknap Street, Fort Worth TX 76117
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        (Address of principal executive offices)      (Zip Code)

                                817.831.3911
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            (Registrant's telephone number, including area code)

 ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

      James D.  Cavanaugh and  Edgar N.  Schollmaier have  resigned from  the
 Board of Directors.   Their resignation  letters are attached  hereto as  an
 exhibit to this Report and are incorporated herein by reference.


 Item 7(c).  FINANCIAL STATEMENTS AND EXHIBITS

 Exhibit 99.1   Resignation letter of James D. Cavanaugh.
 Exhibit 99.2   Resignation letter of Edgar H. Schollmaier.



                            SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               STEVENS INTERNATIONAL, INC.
                                    (Registrant)

                               By:  /s/ Paul I. Stevens
                                    ------------------------------------
                                    Paul I. Stevens
                                    Chairman and Chief Executive Officer


 DATED:    December 13, 2001